Exhibit 10.5


                        NINTH AMENDMENT AGREEMENT

            This NINTH AMENDMENT AGREEMENT (this "Amendment"), dated as of January 4, 2002, among Balanced Care Corporation, a Delaware corporation (the "Company"), VXM Investments Limited, a Cayman Islands corporation ("VXM"), HR Investments Limited, a Cayman Islands corporation, and RH Investments Limited, a Cayman Islands corporation (each, a "Lender" and collectively, the "Lenders"), and VXM, as agent for the Lenders (in such capacity, the "Agent"), amends the Bridge Loan Agreement, dated as of April 4, 2001, among the parties hereto, as previously amended pursuant to the Amendment Agreement, dated as of June 12, 2001, among the parties hereto, as further amended pursuant to the Second Amendment Agreement, dated as of July 6, 2001, among the parties hereto, as further amended pursuant to the Third Amendment Agreement, dated as of August 8, 2001, among the parties hereto, as further amended pursuant to the Fourth Amendment Agreement, dated as of September 6, 2001, among the parties hereto, as further amended pursuant to the Fifth Amendment Agreement, dated as of October 4, 2001, among the parties hereto, as further amended pursuant to the Sixth Amendment Agreement, dated as of October 29, 2001, among the parties hereto, as further amended pursuant to the Seventh Amendment Agreement, dated as of November 19, 2001, among the parties hereto, as further amended pursuant to the Eighth Amendment, dated as of December 11, 2001 (as so amended and as may be further amended, modified or supplemented from time to time, the "Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

            WHEREAS, the Company has informed the Agent of its desire to amend the Loan Agreement to provide for (i) additional funds to be loaned to it pursuant thereto, and (ii) an extension of the Maturity Date thereunder; and

            WHEREAS, the Company will execute and deliver such other documents and instruments necessary to carry out the terms of the Loan Agreement.

            NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

            SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.

            1.1 The definition of "Loan Commitment" set forth in the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "'Loan Commitment' means an aggregate amount equal to up to $38,928,524."

            1.2 The table set forth in Section 2.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:


Advance Date:                         Amount of Loan:
April 4, 2001                              $26,003,524
May 1, 2001                                $   750,000
May 30, 2001                               $ 1,100,000
June 12, 2001                              $ 1,250,000
July 6, 2001                               $   600,000
August 8, 2001                             $   700,000
September 6, 2001                          $   500,000
September 25, 2001                         $   300,000
October 4, 2001                            $ 1,200,000
Not later than                             $   900,000
October 31, 2001
November 19, 2001                          $   450,000
December 11, 2001                          $   525,000
Not later than                        up to $1,650,000
January 31, 2002
Not later than 3                      up to $3,000,000
days prior to the
Maturity Date

            1.3 Section 3.2 of the Loan Agreement is hereby amended by deleting therefrom the date "January 31, 2002" and replacing it with "February 28, 2002."

            SECTION 2.  MISCELLANEOUS.

            2.1 The Company represents and warrants to the Agent that:

            (a) The Company has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

            (b) No consent of any other person (including, without limitation, shareholders or creditors of the Company), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment;

            (c) This Amendment has been duly executed and delivered on behalf of the Company by a duly authorized officer, and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

            (d) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of the Company.

            2.2 Except as herein expressly amended, the Loan Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

            2.3 All references to the Loan Agreement in the Loan Agreement, the Security Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean such agreements as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

            2.4 The Company hereby irrevocably and unconditionally ratifies and confirms in favor of the Agent and the Lenders the grant of a security interest in the Collateral contained in the Security Documents, which security interest shall continue in full force and effect without interruption and which shall continue to be applicable to all of the Company's obligations under the Loan Agreement as amended hereby.

            2.5 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

            2.6 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

            2.7 This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            2.8 The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

                                    * * * * *


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
                                          THE COMPANY:

                                          BALANCED CARE CORPORATION


                                          By:/s/Robin L. Barber
                                             Name:Robin L. Barber
                                             Title:Senior Vice President
                                                   and Legal Counsel &
                                                   Assistant Secretary


                                          THE LENDERS:

                                          VXM INVESTMENTS LIMITED, as
                                          Lender


                                          By:/s/J.B. Unsworth
                                             Name:J.B. Unsworth
                                             Title:Director

                                          HR INVESTMENTS LIMITED


                                          By:/s/J.B. Unsworth
                                             Name:J.B. Unsworth
                                             Title:Director

                                          RH INVESTMENTS LIMITED


                                          By:/s/J.B. Unsworth
                                             Name:J.B. Unsworth
                                             Title:Director


                                          THE AGENT:

                                          VXM INVESTMENTS LIMITED, as
                                          Agent


                                          By:/s/J.B. Unsworth
                                             Name:J.B. Unsworth
                                             Title:Director


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